EXHIBIT 99(b)


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-8A

                          NOTIFICATION OF REGISTRATION
                      FILED PURSUANT TO SECTION 8(a) OF THE
                         INVESTMENT COMPANY ACT OF 1940

         The undersigned investment company hereby notifies the Securities and Exchange Commission that it registers under and pursuant to the provisions of
Section 8(a) of the Investment Company Act of 1940 and in connection with such notification of registration submits the following information:





Name: The St. Lawrence Fund

Address of Principal Business Office (No. and Street, City, State, Zip Code):

320 N. Meridian Street, Suite 818, Indianapolis, Indiana 46204


Telephone Number (including area code):   (317) 639-5292

Name and Address of Agent for Services of Process: Joseph F. Mazzella, c/o Lane Altman & Owens, 101 Federal Street, Boston, MA 02110


Check Appropriate Box:

         Registrant is filing a Registration Statement pursuant to Section 8(b) of the Investment Company Act of 1940 concurrently with the filing of
         Form N-8A:  Yes        No  X
                         ---       ---
Pursuant to the requirements of the Investment Company Act of 1940, the registrant has caused this notification of registration to be duly signed on its behalf in the City of New York on the 28th of December 1995.


                                          By: /s/ Edward B. Grier, III
                                                     as Trustee

Attest:  /s/ Robert Goldstein
           Witness